The PNC Financial Services Group, Inc. Goldman Sachs Financial Services Conference December 7, 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), the acceleration of accretion of the remaining issuance discount on our
TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and integration costs in the 2010 and 2009 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings
(total revenue less noninterest expense), as we believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. Where applicable, we provide GAAP reconciliations for such additional information.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Today’s Discussion
2010 has been a year of strategic achievements for
PNC in a challenging environment
PNC is well positioned to deliver strong returns
PNC has substantial opportunities for growth to
achieve even greater shareholder value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

The Banker
Bank of the Year 2010
UNITED STATES
WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
GA
AR
LA
FL

PNC

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
PNC - A Powerful Franchise
8
th
$260 billion Assets
U.S. Rank
1
Sept. 30, 2010
6,626
2,461
$179 billion
5
th
ATMs
5
th
Branches
6
th
Deposits
(1) Rankings source: SNL DataSource; Banks headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
A
Focus on
Achievement

Building a High Quality,
Differentiated Balance Sheet
(1) December 31, 2008 was the closing date of our National City acquisition.
$260.1
29.4
.6
11.1
39.8
179.2
10.3
40.7
$128.2
$260.1
46.5
150.1
$63.5
Sept. 30,
2010
(9.3) Other
(7.3) Preferred equity
($30.9) Total liabilities and equity
(12.5) Borrowed funds
(13.3) Other time/savings
(13.7) Total deposits
11.9 Common equity
(17.6) Retail CDs
$17.2 Transaction deposits
(25.5) Other assets
(25.4) Total loans
($30.9) Total assets
$20.0
Change from
Dec. 31, 2008
1
Investment securities
(billions)
Loans to deposits ratio of 84%
Loans declined driven by loan
payoffs, sales, net charge-offs and
ongoing soft demand
Continued to grow transaction
deposits while reducing higher cost
brokered and retail CDs
Added high quality, short-duration
investment securities
Significant improvement in common
equity
Sept. 30, 2010 highlights
A
Focus on
Achievement

Continued Credit Quality Improvement
$5.1
$5.7
$5.8
$5.1
$4.8
3Q09 4Q09 1Q10 2Q10 3Q10
Quarter end nonperforming loans
1
Accruing loans past due
2
Nonperforming loans
1
$2.4
$2.4
$2.5
$1.9
$1.4
$0.9
$0.9
$0.8
$0.6 $0.6
3Q09 4Q09 1Q10 2Q10 3Q10
30-89 Days
90 Days +
(1) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. Does not include loans held for sale or foreclosed and other assets. (2) Excludes loans that are government insured/guaranteed, primarily residential mortgages.
A
Focus on
Achievement

12/31/08
PNC doubled its Tier 1 common ratio since the NCC closing

PNC

Well-Positioned Capital Level to Support Growth
Ratios as of quarter end. Source: Company reports, MTB is estimated.
Sept. 30, 2010 Tier 1 common ratio
PNC’s capital priorities
4.8%
6.4%
7.3%
7.6% 7.6%
8.0%
8.5%
8.6%
9.0%
9.5%
9.6%
10.0%
8.2%
8.0%
PNC MTB FITB RF USB STI WFC COF BAC KEY BBT JPM PNC CMA
Maintain strong
levels
Support our clients
Invest in our
businesses
Basel III clarity
Return capital to
shareholders when
appropriate
A
Focus on
Achievement

Sustaining Solid Returns
Return on tangible common equity¹
33%
13%
27%
18%
20%
21%
16%
6%
10%
2%
2%
6%
9%
8%
0%
10%
20%
30%
40%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
PNC
Peer
2
average
(1) Return on tangible common equity calculated as net income divided by (common equity less intangible assets), annualized. PNC believes that return on tangible common equity, a non-GAAP measure, is useful as a tool to help measure and assess a company’s use of equity. (2)
Peers represent banks identified in the Appendix as available. COF not available. Source: SNL DataSource. (3) Excludes the $687 million after-
tax, $1,076 million pretax, BLK/BGI gain. ROTCE including the gain was 49%. (4) Excludes the $328 million after-tax, $639 million pretax, gain on the sale of GIS. ROTCE including the gain was 23%. Return on common equity including the gain was 15% and excluding the gain was 11%. Further information on (1), (3) and (4) is provided in the Appendix.
3
4
3Q10 ROTCE
1
A
Focus on
Achievement
(23%) BAC
(8%) RF
4% CMA
5% STI
9% BBT
12% KEY
12% FITB
15% JPM
16% PNC
4
17% WFC
20% MTB
21% USB

PNC’s Growth Opportunities
A
Focus on
Growth
Time
Disciplined
expense
management
Growth
through
execution
Growth
through
lending
Growth
through
innovation
Growth
through
market share
Credit quality
improvement
Capital
management
Higher
interest rates

YTD10 sales up 8% vs. YTD09
100% of markets exceeded YTD10 goal
YTD10 sales up 27%
vs. YTD09
3Q10 sales up 27% linked quarter
75% of markets exceeded YTD10 goal
Sales Momentum Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Commercial
Banking
Sales contribution by region
YTD10 annualized
Products
Eastern
markets
57%
Western
markets
43%
YTD10 franchise sales up 15% vs. YTD09
Growth
Through
Execution

Growing Corporate Services Revenue
2009 2010
Treasury Management
$841
$919
Revenue
1
(1) Consolidated PNC amounts.  Not all of these revenues are reflected in noninterest income.
September YTD
Capital Markets
One of the nation's top
treasury management
providers
Excellent source of low
cost deposits
Continued growth in
purchasing cards
Strong pipeline including
healthcare providers,
gov’t agencies and
middle market companies
2009 2010
$346
$411
Revenue
1
September YTD
A leading provider of
innovative investment
banking solutions to the
middle market
In terms of deals
- #2 middle market deal
bookrunner
- #4 U.S. real estate
bookrunner
- #4 U.S. asset-based
credit lead arranger
Harris Williams YTD10
revenue up $40 million
from YTD09
Sales at 116% of
YTD10 cross-sell goal
Sales at 115% of
YTD10 cross-sell goal
Growth
Through
Execution

Growing Asset Management and
Residential Mortgage Revenue
(1) Consolidated PNC amounts. Includes earnings from our equity investment in BlackRock.
2009 2010
$639
$751
Revenue
1
September YTD
Asset Management
Asset Management Group
continued to outperform
sales and client
acquisition goals
PNC assets under
administration over $200
billion at Sept. 30, 2010
PNC assets under
management up 6%
linked quarter to $105
billion
2009 2010
$171
$196
Servicing Fees
September YTD
Residential Mortgage
Aligning the business
with PNC’s model
Focused on leveraging
the customer value
relationship with
differentiated service
Capturing cross-sell
opportunities with
banking businesses
3Q10 loan origination
volumes up 17% linked
quarter
Sales at 108% of
YTD10 cross-sell goal
Growth
Through
Execution

Growing and Deepening Customer Relationships
Online banking
2,682
2,968
Online bill payment
753
942
Checking relationships
Growing and retaining checking relationships
Retail active customers
3
(thousands)
3Q09 3Q10 3Q09 3Q10
3Q08
1
3Q09
2
3Q10
+37,000
+43,000
+53,000
(Growth during the quarter)
(1) Excludes the impact of the conversion of Sterling Financial Corporation accounts. (2) Excludes the impact of the required divestitures related to the National City acquisition. (3) At quarter end.
Growth
Through
Execution

0
25
50
75
100
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Recognizing Changing Customer Preferences
Customers have more choices and want more control
US banking transactions by channel (billions)
Mobile
Online
ATM
Call center
Branch
Source: Tower Group, McKinsey & Co.
Growth in electronic
channels continues to
reduce consumer check
payments
In 2002, checks
accounted for 48% of
non-cash transactions
By 2012, checks are
expected to account for
only 17% of non-cash
transactions
Growth
Through
Innovative
Thinking
Forecast Actual

VirtualWallet.
by PNC
Money Bar
Calendar
Mobile

(thousands)

Delivering Innovative Products and Services
Recognized as an industry leading payment account
Overall site ranked #1 - Inside Online Banking 2010
A tremendously successful platform for PNC to reach a
broader consumer base over time
Virtual Wallet - Student Edition recognized by 2010 CIO
100 and InformationWeek 2010
0
100
200
300
400
2Q08 Sep 10
Virtual Wallet growth
Virtual Wallet accounts
Virtual Wallet Student Edition accounts
2Q09
Growth
Through
Innovative
Thinking
4Q08
4Q09
323
30
73
142
35
90

Capturing More Share of the Wallet
Growth
Through
Innovative
Thinking
While PNC’s footprint includes some
lower growth markets…
…the footprint also includes some of the
wealthiest.
Sources: SNL DataSource as of June 30, 2010, IRS Statistics of Income Division, August 2008.       PNC retail footprint states.
Top 20 states
based on wealth
holders with
>$1.5 million in
net worth
Arizona
Wyoming
Colorado
Wisconsin
Washington
Connecticut
Maryland
Virginia
North Carolina
Ohio
Michigan
Georgia
New Jersey
Massachusetts
Pennsylvania
Texas
Illinois
Florida
New York
California
State
11
3
11
2
3
5
1
4
13
Deposit
market share
20
19
18
17
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
PNC’s retail
footprint covers
9 of the top 20
wealthiest states
Average 2010-2015
CMA COF FITB
JPM KEY MTB
PNC USB
BBT BAC RF
STI WFC
2.2%
4.5%
Projected population
growth
PNC has
demonstrated
the ability to
grow and attract
customers in all
markets
PNC continues to
leverage its suite
of innovative
products to
deepen customer
relationships

PNC Healthcare Advantage

Integrated solutions to transform the healthcare revenue cycle

+18% annual compound rate

PNC

Helping Clients Manage Their Businesses
Industry-wide, nearly $2 trillion in annual healthcare
payments are processed; growing at 7% annually
PNC was the first bank accredited by the Electronic
Healthcare Network Accreditation Commission for both
clearinghouse and lockbox operations
PNC has worked with more than 1,400 healthcare
organizations across the country
$104
$85
$69
$62
$55
$45
$38
2004 2005 2006 2007 2008 2009 2010
(millions)
Growth
Through
Innovative
Thinking
PNC healthcare-related revenue growth
1
(1) For the nine months ended September 30, annualized.

PNC’s net interest income, excluding purchase accounting, has remained stable
PNC’s Net Interest Income Trend
$1.7 $1.7
$1.8
$1.8
$2.0
$1.9 $1.9
$.5 $.4 $.5 $.4 $.5 $.6 $.3
NII excluding purchase accounting accretion Impact of purchase accounting accretion
Net interest
income
(billions)
$2.3 $2.2 $2.2 $2.3 $2.4 $2.4 $2.2
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
$244
$243
$236
$231
$227
$225
$224
Average interest-earning assets
Growth
From
Higher
Rates

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
Active Balance Sheet Management
PNC Duration
of Equity
(At Quarter End)
Fed Funds
Effective Rate
(At Quarter End)
2007
2008 2009
+4.6% 100 bps increase
(5.9%)
1
100 bps decrease
Effect on NII in 2nd
year from
gradual interest rate change
over preceding 12 months
Effect on NII in 1st
year from
gradual interest rate change
over following 12 months
PNC 3Q10 NII Sensitivity
(1.8%)
1
+1.5%
100 bps decrease
100 bps increase
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Q4
Q1 Q2
2010
Q3
Growth
From
Higher
Rates
(1) Given the inherent limitations in certain of these measurement tools and techniques, results become less meaningful as interest rates approach zero.

Capturing Lending Opportunities
Corporate & Institutional
Increased loan utilization
Commercial real estate
Retail
Small business
Credit card
Direct/indirect auto
Residential mortgage
Growth
Through
Lending
3Q10 loans/deposits
84%
84%
89%
93%
93%
96%
96%
96%
99%
102%
103%
106%
76%
JPM
KEY
PNC
RF
WFC
FITB
BAC
STI
BBT
CMA
USB
MTB
COF
Information as of quarter end. Peer source: SNL DataSource.
Substantial lending potential

Pittsburgh/Philadelphia PA
Indianapolis
Columbus
Detroit
Wash. DC
Chicago

Erie/Scranton PA
Lexington
South Bend
St.Louis
Florida
Milwaukee

PNC

Leveraging the PNC Brand to Drive
Revenue Growth
Growth
Through
Market
Share
(1) Includes YTD10 from corporate banking, commercial banking, wealth management, and institutional investment products. (2) Source: SNL
DataSource as of June 30, 2010.
Revenue per sales FTE by selected tier 1 market
.6x .6x
.4 x
Tier 1 market baseline average
.4x
Revenue per sales FTE by selected tier 2 market
.5x
.4 x
.7x
Tier 2 market baseline average
.6x
.2x
1/3 2 3 4 6 4 1/1 4 6 8 13 5
Deposit market share²
Washington D.C., Columbus and
Indianapolis higher than 2009
St. Louis, Florida and Milwaukee
higher than 2009
.5x
1
1

PNC Is Well Positioned to Capture
Growth Opportunities
A
Focus on
Growth
Time
Disciplined
expense
management
Growth
through
execution
Growth
through
lending
Growth
through
innovation
Growth
through
market share
Credit quality
improvement
Capital
management
Higher
interest rates Non-distressed loan contraction beginning to level off
Balance sheet remains well-positioned for rising rates
Continuous improvement culture taking
hold across franchise
PNC’s view
Continued low cost deposit growth expected
Credit metrics expected to continue to improve with a
stable to improving economy
Proven products growing with more
in pipeline
Sales, cross-sell and client
acquisition well ahead of 2009 pace

A Demonstrated Ability to Achieve
Greater Shareholder Value
PNC 5-year CAGR versus peers¹ through 3Q10
(1) Peers represents average of banks identified in the Appendix. Source: SNL DataSource. (2) Excludes our 3Q10 $328 million after-tax, $639 million pretax, gain on the sale of GIS. Including the gain, our annualized net income and annualized EPS CAGRs were 27% and 13%, respectively. Further information is provided in the Appendix.
A
Focus on
Growth
Total shareholder return
Annualized EPS
Annualized net income
Book value/share
Deposits
Assets
As of or for the three months
ended Sept. 30
+1%
+5%²
+18%²
+14%
+24%
+23%
PNC
(10%)
(14%)
(23%)
+1%
+12%
+13%
Peers¹

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
2010 has been a year of strategic achievements for
PNC in a challenging environment
PNC is well positioned to deliver strong returns
PNC has substantial opportunities for growth to
achieve even greater shareholder value

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” “goal” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets;
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o A slowing or failure of the moderate economic recovery that began last year;
o Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations;
o Changes in levels of unemployment; and
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We will be impacted by the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act. Further, as much of that
Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began last year will continue throughout the rest of 2010 and slowly gather momentum in 2011 amidst continued low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies such as National City;
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o Changes in accounting policies and principles;
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o Changes to regulations governing bank capital, including as a result of the so-called “Basel III” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Our expansion with our National City acquisition in geographic markets and into business operations in areas in which we did not have significant experience or presence prior to 2009 presents greater risks and uncertainties than were present for us in other recent acquisitions.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to
PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data and percentages
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported
$1,103 $1,094 $2.07 $264,579 1.65%
Adjustments:
Gain on sale of GIS $(639) $311 (328) (328) (.62)
Integration costs 96 (34) 62 62 .11
Net income, diluted EPS, and return on avg. assets, as adjusted $837 $828 $1.56 $264,579 1.27%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $803 $786 $1.47
Adjustment:
Integration costs $100 ($35) 65 65 .13
Net income and diluted EPS, as adjusted $868 $851 $1.60
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $559 $467 $1.00
Adjustment:
Integration costs $89 ($31) 58 58 .12
Net income and diluted EPS, as adjusted $617 $525 $1.12
For the three months ended September 30, 2010
For the three months ended June 30, 2010
For the three months ended September 30, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data and percentages
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $2,577 $2,213 $4.24 $265,355 1.30%
Adjustments:
Gain on sale of GIS $(639) $311 (328) (328) (.63)
Integration costs 309 (108) 201 201 .38
TARP preferred stock accelerated discount accretion²
250 .48
Net income, diluted EPS, and return on avg. assets, as adjusted $2,450 $2,336 $4.47 $265,355 1.23%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,296 $992 $2.17
Adjustment:
Integration costs $266 ($83) 183 183 .40
Net income and diluted EPS, as adjusted $1,479 $1,175 $2.57
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the preferred stock in February 2010.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
For the nine months ended September 30, 2010
For the nine months ended September 30, 2009

Non-GAAP to GAAP Reconcilement
Appendix
Sept. 30, 2010 Sept. 30, 2009
In millions except ratio
Total revenue $11,273 $11,342
Noninterest expense 6,273                      6,864
Pretax pre-provision earnings $5,000 $4,478
Provision $2,060 $2,881
Income from continuing operations before income taxes and
noncontrolling interests (Pretax earnings)
$2,940 $1,597
Pretax pre-provision earnings/provision 2.4                         1.6
PNC believes that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the nine months ended
In millions except per percentages
March 31 June 30 Sept. 30 Dec. 31 March 31 June 30 Sept. 30
Common shareholders' equity $18,546 $19,363 $20,997 $22,011 $26,466 $27,725 $29,394
Intangible assets 12,178       12,890       12,734       12,909       12,714       12,138       10,518
Common shareholders' equity less intangible assets 6,368         6,473         8,263         9,102         13,752       15,587       18,876
Net income $530 $207 $559 $1,107 $671 $803 $1,103
Net income, if annualized $2,120 $828 $2,236 $4,428 $2,684 $3,212 $4,412
Return on common shareholders' equity 11% 4% 11% 20% 10% 12% 15%
Return on tangible common equity 33% 13% 27% 49% 20% 21% 23%
After-tax BLK/BGI gain, $1,076 pretax (687)
After-tax gain on sale of GIS, $639 pretax (328)
Net income excluding BLK/BGI and GIS gains $420 $775
Net income excluding BLK/BGI and GIS gains, if annualized $1,680 $3,100
Return on common shareholders' equity excluding gains 8% 11%
Return on tangible common equity excluding gains 18% 16%
2009 2010
PNC believes that return on tangible common equity, a non-GAAP measure, is useful as a tool to help measure and assess a company's use of equity and that information adjusted for the impact of the BLK/BGI and GIS gains, respectively, may be useful due to the extent to which those items are not indicative of our ongoing operations. After-tax gains are calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments. The after-
tax gain on the sale of GIS also reflects the impact of state income taxes.
For the three months ended

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data and percentages
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,103 $1,094 $2.07
Adjustments:
Gain on sale of GIS $(639) $311 (328) (328) (.62)
Net income and diluted EPS, as adjusted $775 $766 $1.45
2005
As reported As reported
As adjusted for
GIS gain
Based on
reported
Based on
adjusted for
GIS gain
Net income $334 $1,103 $775
Net income, if annualized $1,336 $4,412 $3,100 27% 18%
Diluted EPS $1.14 $2.07 $1.45
Diluted EPS, if annualized $4.56 $8.28 $5.80
13% 5%
For the three months ended September 30, 2010
PNC believes that information adjusted for the impact of our gain on the sale of GIS may be useful due to the extent to which that item is not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of
GIS also reflects the impact of state income taxes.
2010
For the three months ended September 30
CAGR

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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